EXHIBIT 10.6

Execution Version

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of March 3, 2005, is entered into between the investor or investors signatory hereto (each a “Holder” and together the “Holders”), and Quantum Fuel Systems Technologies Worldwide, Inc., a Delaware corporation (the “Parent”).

WHEREAS, Parent has entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of November 23, 2004 by and among Parent, Quake Sub, Inc. and Starcraft Corporation (“Starcraft”) (terms not defined herein shall have the meanings ascribed to them in the Merger Agreement);

WHEREAS, in connection with the Merger, the Holders will receive shares of Parent Stock in exchange for the Shares of Starcraft owned by such Holders immediately prior to the Effective Time of the Merger (the “Merger Stock”);

WHEREAS, the Holders may be deemed to be “affiliates” of Starcraft within the meaning of Rule 145 under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, Parent desires to grant to the Holders the registration rights set forth herein with respect to the Merger Stock acquired by the Holders in connection with the Merger.

NOW, THEREFORE, the parties hereto mutually agree as follows:

1. Shelf Registration. (a) Upon the written request of any Holder (the “Registration Request”), Parent shall in good faith use its reasonable best efforts to prepare and file a “shelf” registration statement with respect to all shares of Merger Stock of such Holder on an appropriate form for a resale offering of the Merger Stock to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”), as provided herein. Within five (5) business days of the receipt by Parent of the Registration Request, Parent shall give any non-requesting Holder (“Other Holders”) notice of such Registration Request (the “Registration Notice”). The Other Holders shall have the right to request inclusion of their shares of Merger Stock within five (5) business days of receipt of the Registration Notice (the “Additional Request”). Parent shall include the number of shares of Merger Stock requested in such Additional Request in the Shelf Registration Statement. Notwithstanding anything herein to the contrary, but subject to the terms of Section 7(F) of the employment agreement between a Holder and the Parent or an affiliate of Parent (as applicable), Parent shall be obligated only to file one Shelf Registration Statement hereunder.

(b) The Shelf Registration Statement shall provide for the public sale by the Holders requesting inclusion in such Shelf Registration in accordance with Section 1(a), in their discretion, either in the public market or in negotiated transactions from time to time. If otherwise approved in Parent’s discretion, the Shelf Registration Statement may include the registration for public resale of shares held by any other director, officer or affiliate of Parent or their associates. Parent shall in good faith use its reasonable best efforts to cause the Shelf

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Registration Statement to be declared effective promptly following the receipt of SEC clearance and shall in good faith use its reasonable best efforts to keep such Shelf Registration Statement continuously effective for a period from the date such registration is initially declared effective through the first anniversary of the Closing Date. The Shelf Registration Statement shall allow for the named Selling Shareholders to make resales of the Parent Common Stock under Rule 144.

2. Registration Procedures. In connection with the Shelf Registration Statement, Parent shall prepare and file with the SEC registration statements on such form(s) as counsel for Parent deems appropriate and which shall allow for the shelf registrations for public resale and valid sale by the Holders of all Merger Stock owned by such Holders. Upon written request from Parent, each Holder shall promptly (within 10 business days) inform Parent of the number of shares held by such Holder for which such Holder does not desire registration to be effected. Absent response from a Holder, Parent shall assume that all shares of Parent Stock which such Holder is entitled to have included under the applicable Shelf Registration Statement, shall be so included. Parent will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the Holders copies of such registration statement as proposed to be filed, and thereafter furnish to such Holder(s) such number of conformed copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such Holder(s) may reasonably request, in order to facilitate the disposition of the Merger Stock owned by such Holder(s). After the filing of the registration statement, Parent will promptly notify each Holder of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered. Parent will immediately notify each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Merger Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly make available to each Holder any such supplement or amendment.

3. Holder Information. Parent in good faith may require each Holder to reasonably promptly furnish in writing to Parent such information regarding such selling Holder, the Merger Stock held by him or her and the intended method of distribution of the Merger Stock as Parent may from time to time reasonably request and such other information as may be legally required in connection with such registration.

4. Supplemental or Amended Prospectus. Each Holder agrees that, upon receipt of any notice from Parent of a desire to supplement or amend the prospectus, such Holder will forthwith discontinue disposition of Merger Stock pursuant to the registration statement covering such Merger Stock until such Holder’s receipt of the copies of a supplemented or amended prospectus (which Parent shall undertake to prepare, file and provide to Holders as promptly as practicable) and, if so directed by Parent, such Holder will deliver to Parent all copies of the most recent prospectus covering such Merger Stock at the time of receipt of such notice. Each

Execution Version

Holder agrees that it will immediately notify Parent at any time when a prospectus relating to the registration of such Merger Stock is required to be delivered under the Securities Act of the happening of an event of which such Holder has knowledge as a result of which information previously furnished by such Holder to Parent in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made.

5. Registration Expenses. In connection with any registration statement required to be filed hereunder, Parent shall pay any registration or filing fees, Parent’s legal and accounting fees and expenses incurred in connection with the registration hereunder not attributable to Holders’ conduct inconsistent with this Agreement. Unless otherwise agreed by Parent and Holders, Holders shall pay any underwriting fees, discounts or commissions attributable to the sale of Merger Stock, or any out-of-pocket expenses of any Holder (including Holder’s legal and accounting fees and expenses) not attributable to Parent’s conduct inconsistent with this Agreement, or any transfer taxes relating to the sale of the Merger Stock.

6. Indemnification by Parent. Parent agrees to indemnify, defend and hold harmless each Holder, their agents and affiliates from and against any and all Losses caused by any untrue statement of a material fact contained in any registration statement or prospectus relating to the Merger Stock (as amended or supplemented) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Losses are caused by any such untrue statement or omission based upon information furnished in writing to Parent by any Holder or on any Holder’s behalf relating to such Holder for inclusion therein.

7. Indemnification by Holders. Each Holder shall indemnify and hold harmless Parent, its officers, directors, employees, agents, subsidiaries and affiliates from and against any and all Losses caused by any untrue statement of a material fact contained in any registration statement or prospectus relating to the Merger Stock (as amended or supplemented) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only with respect to information relating to such Holder furnished in writing by such Holder or on such Holder’s behalf relating to such Holder for use in any registration statement or prospectus relating to the Merger Stock, or any amendment or supplement thereto, or any preliminary prospectus.

8. Indemnification Proceedings. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any indemnified party, and it

Execution Version

notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been reasonably advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed so long as such settlement includes a full release of claims against the indemnified party. All expenses of the indemnified party (including costs of defense and investigation incurred in a manner not inconsistent with this Section and, except as otherwise provided above, reasonable attorneys’ fees and expenses) shall be paid by the indemnifying party to the indemnified party within ten (10) business days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse the indemnifying party for all of such fees and expenses, with interest at market rates, if and to the extent that it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

9. Material Disclosure. If Parent determines in its good faith judgment that the filing of the Shelf Registration Statement or the use of any related prospectus would require the disclosure of material information that Parent has a bona fide business purpose for preserving as confidential or the disclosure of which would significantly impede the Parent’s ability to consummate a significant transaction, and that Parent is not otherwise then required by applicable securities laws or regulations to disclose, upon written notice of such determination by Parent, the rights of the Holders to offer, sell or distribute any Merger Stock pursuant to the Shelf Registration Statement or to require Parent to take any public action with respect to the registration of any Merger Stock pursuant to the Shelf Registration Statement shall be suspended (without liability or penalty to Parent) until the date, determined by Parent in good faith, that suspension of such rights is no longer necessary.

Execution Version

10. No Report Filing. If all reports required to be filed by Parent pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have not been filed by the required date, despite Parent’s best efforts to do so, without regard to any extension, or if the consummation of any business combination by Parent has occurred or is probable for purposes of Rule 3-05 or Article 11 of Regulation S-X under the Exchange Act, upon written notice thereof by Parent to the Holders, the rights of the Holders to offer, sell or distribute any Merger Stock pursuant to the Shelf Registration Statement or to require Parent to take action with respect to the registration of any Merger Stock pursuant to the Shelf Registration Statement shall be suspended (without liability or penalty to Parent) until the date on which Parent has, exercising diligence and good faith, filed such reports or obtained and filed the financial information required by Rule 3-05 or Article 11 of Regulation S-X to be included or incorporated by reference, as applicable, in the Shelf Registration Statement, and Parent shall in good faith notify the Holders as promptly as practicable when such suspension is no longer required.

11. Company Policies. Each of the Holders hereby acknowledges and agrees that, to the extent such Holder is an officer, director or employee of Parent or its subsidiaries following the Merger, any sales of securities of Parent made under the Shelf Registration Statement or otherwise shall be subject to such Holder’s compliance with the Parent’s applicable policies, including the Code of Business Conduct and Ethics, Insider Trading Policy and Pre-Clearance and Black-Out Policy (as applicable). It is not anticipated that Kelly L. Rose will become a director, officer or employee of Parent.

12. Waivers and Amendments. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. Governing Law. This Agreement shall be governed in all respects by the laws of the State of California.

14. Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns; provided however, that the rights granted the Holders under this Agreement may not be assigned to any person without the prior written consent of Parent. The rights of the Shareholders hereunder shall likewise extend and inure to their spouses, immediate family members and their personal or family trusts, partnerships and charitable foundations, provided that any such person shall agree in writing to be bound by and subject to the terms and conditions of this Agreement.

15. Entire Agreement. Except as set forth below, this Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

16. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to a Holder, at such Holder’s address as set forth below, or at such other address as such Holder shall have furnished to Parent in writing, or (b) if to Parent, at Parent’s address set forth below, or at such other address as Parent shall have furnished to such Holder in writing.

Execution Version

17. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement or any provision of the other Agreement s shall not in any way be affected or impaired thereby.

18 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

By:	/s/ Alan P. Niedzwiecki
Title:	President and Chief Executive Officer

SHAREHOLDERS:

/s/ Kelly L. Rose
Signature

Print Name: Kelly L. Rose

Address:

970 Cape Marco Drive
Belize – 1508
Marco Island, Florida 34145

Execution Version

SHAREHOLDERS (CONT’D):

/s/ Jeffrey P. Beitzel
Signature

Print Name: Jeffrey P. Beitzel

Address:

45786 Tournament Drive
Northville, MI 48167

/s/ Douglass C. Goad
Signature

Print Name: Douglass C. Goad

Address:

28999 Salem
Farmington Hills, MI 48071

/s/ Richard C. Anderson
Signature

Print Name: Richard C. Anderson

Address:

26561 Springfield
Farmington Hills, MI 48334